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                                                                                                                        Exhibit 99.2

                                                Attachment to Form 4
                                              JOINT FILER INFORMATION



      DANIEL S. LOEB                                            THIRD POINT OFFSHORE FUND, LTD.
      --------------                                            -------------------------------
      Name and Address                    Daniel S. Loeb        Name and Address                    Third Point Offshore Fund, Ltd.
                                          390 Park Avenue                                           c/o Walkers SPV Limited
                                          New York, NY 10022                                        Walker House, Mary Street
                                                                                                    P.O. Box 908GT
                                                                                                    George Town, Grand Cayman
                                                                                                    Cayman Islands, British West
                                                                                                    Indies

      Date of Event Requiring Statement:  08/02/06              Date of Event Requiring Statement:  08/02/06

      Issuer and Ticker Symbol:           AEP Industries Inc.   Issuer and Ticker Symbol:           AEP Industries Inc. (AEPI)

      Relationship to Issuer:             10% Owner (1)         Relationship to Issuer:             10% Owner

      Designated Filer:                   Third Point LLC       Designated Filer:                   Third Point LLC


      TABLE I INFORMATION                                       TABLE I INFORMATION

      Title of Security:                  Common Stock          Title of Security:                  Common Stock

      Transaction Date:                   08/02/06              Transaction Date:                   08/02/06
                                          08/03/06                                                  08/03/06

      Transaction Code:                   S                     Transaction Code:                   S
                                          S                                                         S

      Amount of Securities and Price:     505,000 at $36.00/sh  Amount of Securities and Price:     262,400 at $36.00/share
                                          345,000 at $36.00/sh                                      250,000 at $36.00/share
      Securities Acquired (A) or                                Securities Acquired (A) or
      Disposed of (D):                    D                     Disposed of (D):                    D
                                          D                                                         D

      Amount of Securities Beneficially                          Amount of Securities Beneficially
        Owned Following Reported                                   Owned Following Reported
        Transactions:                     1,495,000 (1)             Transactions:                    1,056,600
                                          1,150,000 (1)                                              806,600

      Ownership Form:                     I                      Ownership Form:                     D

      Nature of Indirect Beneficial                              Nature of Indirect Beneficial
        Ownership:                        (1)                      Ownership:


      Signature: /s/ Daniel S. Loeb                              Signature: THIRD POINT OFFSHORE FUND, LTD.
                 -------------------------
                 Daniel S. Loeb                                  By: /s/ Daniel S. Loeb
                                                                     ---------------------------------------
                                                                     Name:   Daniel S. Loeb
                                                                     Title:  Director

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